Exhibit 10.64

****CONFIDENTIAL PORTION has been omitted pursuant to a request for confidential treatment by the Company to, and the material has been separately filed with, the SEC. Each omitted Confidential Portion is marked by four asterisks.

THIRTY-FOURTH AMENDMENT TO THE
FULL-TIME TRANSPONDER CAPACITY AGREEMENT (PRE-LAUNCH)

This Thirty-fourth Amendment to the Full-Time Transponder Capacity Agreement (Pre-Launch) (the “Thirty-third Amendment”) is made and entered into by and between INTELSAT CORPORATION, a Delaware corporation (“Intelsat”), and GCI COMMUNICATIONS CORP., an Alaskan corporation (“Customer”), as of the latest date set forth below.

RECITALS

WHEREAS, pursuant to that certain Full-Time Transponder Capacity Agreement (Pre-Launch) dated as of March 31, 2006, as amended (collectively, the “Agreement”) between Intelsat and Customer, Intelsat is providing Customer with (a) **** transponders on **** (collectively, the “ **** Transponders” and individually, the “ **** Transponder”); (b) **** transponders on **** (“ **** Transponder”); (c) **** Transponder ****; (d) **** Transponder ****; (e) **** Transponder **** ” ; and (f) **** Transponder ****” as detailed in Appendix A hereto.

WHEREAS, Customer wishes to amend **** and ****, as further detailed below;

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and of mutual covenants and agreements hereinafter set forth, the sufficiency and receipt of which is hereby acknowledged, the parties agree as follows:

1.	Section 2, Capacity ****. The Capacity provided on **** Transponder ****, shall be extended from **** through ****, as set forth in Appendix A hereto.

2.
Section 3.1, **** Fee. Effective **** Customer’s **** Fee for the extended Capacity **** as defined above shall be, (i) **** reduced from **** to ****; and (ii) **** increased from **** to ****, as set forth in Appendix A.

3.	Except as specifically set forth in this Agreement, all terms and conditions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, each of the Parties hereto has duly executed and delivered this Amendment as of the latest date set forth below (the “Execution Date”).

INTELSAT CORPORATION                GCI COMMUNICATION CORP.

By: _/s/ Denise Olmsted ___________            By: _/s/ Jimmy Sipes_______________
Name: _Denise Olmsted ___________        Name: _Jimmy Sipes_______________

Title: _Associate General Counsel_ __        Title: _VP Network Services & Chief Engineer
Date: _December 29, 2017___________        Date: _December 29, 2017_______________

APPENDIX A
CUSTOMER’S TRANSPONDER CAPACITY AND PAYMENT SCHEDULE

SVO	**** Transponder No.	Transponder Type	Capacity Term	**** Fee
****	****	****	****	US$**** **
****	****	****	****	US$**** **
****	****	****	****	US$**** *
****	****	****	****	US$**** **
****	****	****	****	US$**** **
****	****	****	****	US$**** **
****	****	****	****	US$**** *
****	****	****	****	US$**** **
****	****	****	****	US$**** *
****	****	****	****	US$**** *
****	****	****	****	US$**** *
****	****	****	****	US$**** **
****	****	****	****	US$**** *
****	****	****	****	US$**** *
****	****	****	****	US$**** *
****	****	****	****	US$**** ***
****	****	****	****	US$**** ***
****	****	****	****	US$**** ***
****	****	****	****	US$**** ***
****	****	****	****	US$**** ***
****	****	****	****	US$**** **
****	****	****	****	US$**** ****
****	****	****	****	US$**** **
****	****	****	****	US$**** ***
****	****	****	****	US$**** **
****	****	****	****	US$**** ***
****	****	****	****	US$**** **
****	****	****	****	US$**** ***
****	****	****	****	US$****
****	****	****	****	US$**** **
****	****	****	****	$****

* **** Fee includes US$ **** for **** and the US$ **** for each of Customer’s **** Transponders under Article 14. If the **** Transponder **** or when Customer is using a Transponder **** (****), the **** Fee for such **** Transponder shall be ****. If, however, the **** Transponder ****, then the **** Fee for such **** Transponder **** to the **** Fee. The **** fee shall be ****.

** **** Fee includes US$ **** for **** Fee and the US$ **** for each of Customer’s **** Transponders with **** under Article 15. If the **** Transponder is **** or when Customer is using a Transponder on ****, the **** Fee for such **** Transponder shall be ****. If, however, the **** Transponder ****, then the **** Fee for such **** Transponder shall **** Fee. The **** Fee shall be ****.

*** **** Fee includes US$ **** for **** Fee and the US$ **** for each of the Customer’s **** Transponder **** Fees, **** (hereinafter referred to as the “**** Fee” as **** is the ****), pro-rated for transponder **** If the **** Transponder ****, the **** Fee for such **** Transponder shall be ****. If, however, the **** Transponder ****, then the **** Fee for such **** Transponder shall **** Fee. The **** Fee shall be ****.

**** **** Fee includes US$ **** for **** Fee. No **** is provided for this Transponder.